© Career Education Corporation 2008
© Career Education Corporation 2008
Career Education Corporation
Career Education Corporation
Signal Hill Education Preview
Signal Hill Education Preview
November 20, 2008
November 20, 2008
EXHIBIT 99.1

© Career Education Corporation 2008
© Career Education Corporation 2008
Gary E. McCullough
PRESIDENT AND CHIEF EXECUTIVE OFFICER
CAREER EDUCATION CORPORATION
Gary E. McCullough
PRESIDENT AND CHIEF EXECUTIVE OFFICER
CAREER EDUCATION CORPORATION

Safe Harbor
Safe Harbor
During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual performance to differ materially from that expressed or implied by the statements.  These statements are based on information available to us currently.  Some factors that could cause actual results and performance to differ are
• Our ability to comply with the extensive regulatory requirements for school operations
• Changes and uncertainties in student lending markets and student financial aid programs
• Financial and operating results, including student starts or goodwill impairment
• Our ability to manage and grow our business in current and changing  economic, political, regulatory and competitive environments
• Litigation, claims and administrative proceedings involving us
• Costs, risks and uncertainties associated with our company-wide restructuring
• Other risks described from time to time in our press releases and our filings with the Securities and Exchange Commission.
We undertake no obligation to publicly release any revisions to forward-looking statements to reflect events or expectations after the date of this presentation.  We provide a detailed discussion of risk factors in our SEC filings and encourage you to review the filings.

Non-GAAP Financial
Information
Non-GAAP Financial
Information
The Company has included some  non-GAAP financial measures in this presentation  to discuss the Company's financial results.  As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the
Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the
Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the
Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the
Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Career Education Overview
Career Education Overview
Our Mission:
A global educational company committed
to quality outcomes and career opportunities
for a diverse student population
Our Mission:
A global educational company committed
to quality outcomes and career opportunities
for a diverse student population

Career Education Overview
Career Education Overview
A Leading For-Profit Post Secondary Education Company
2007 Revenue: $1.7 Billion
Over 90,000 students
A Leading For-Profit Post Secondary Education Company
2007 Revenue: $1.7 Billion
Over 90,000 students
*Demographics as of September 30, 2008
Students by Degree Type
Associate
46%
Certificate
17%
Bachelor,
Master,
Doctorate
37%
Students by Delivery
Method
Online
42%
Ground
58%

An Inflection Point in Our History
An Inflection Point in Our History
Transform Transform
Strengthen Strengthen
Foundation Foundation
Accelerate Accelerate
Growth Growth
Retrenchment Retrenchment
Acquire/ Acquire/
Build Build
High High
Performance Performance
New Management Team

Competitive Strengths
Competitive Strengths
Strong core institutions…
Strong core institutions…
delivering quality
delivering quality
outcomes
outcomes
Leading on-line platform
Leading on-line platform
Broad geographic presence
Broad geographic presence
Strong balance sheet
Strong balance sheet
Proven growth capability
Proven growth capability

Strong Core Institutions . . .
Strong Core Institutions . . .
Leading network of allied
health schools
Leading network of allied
health schools
National network of culinary
schools
National network of culinary
schools
Multi-national online and
on-ground schools
Multi-national online and
on-ground schools
Network of business schools in
France
Network of business schools in
France
Nationwide network of
fashion & design schools
Nationwide network of
fashion & design schools

… Delivering Quality Outcomes
… Delivering Quality Outcomes
Surgical Technology Program at
Sanford-Brown Institute
Iselin, NJ
“PAE Elite Twenty Program”
Surgical Technology Program at
Sanford-Brown Institute
Iselin, NJ
“PAE Elite Twenty Program”
Council of College and Military Educators
2007 Institution Award
Wounded Warrior Scholarship Program
Council of College and Military Educators
2007 Institution Award
Wounded Warrior Scholarship Program
Exceeded all benchmarks in the 2007
Noel-Levitz Priorities Survey for
Online Learners
Exceeded all benchmarks in the 2007
Noel-Levitz Priorities Survey for
Online Learners
Brian Williams – Leader of Culinary Arts
Business Unit, graduate of AIU
First to offer 100% Spanish speaking
culinary degree in United States
Brian Williams – Leader of Culinary Arts
Business Unit, graduate of AIU
First to offer 100% Spanish speaking
culinary degree in United States
172,000 total graduates
(2004-2007)
172,000 total graduates
172,000 total graduates
(2004-2007)
(2004-2007)

Student-Centric On-Line Platform
Student-Centric On-Line Platform
Virtual Campus and full student services
Proprietary learning management systems
Rich online collaboration tools
Access to the Virtual Campus using  mobile
devices
Virtual Campus and full student services
Proprietary learning management systems
Rich online collaboration tools
Access to the Virtual Campus using  mobile
devices
Source: Echo Research AIU Online Brand Research 2008

Broad Geographic Coverage
Broad Geographic Coverage
Art & Design
University
Culinary
Health
International
Campuses in key local markets
Online businesses attract from 65 different
countries
Ability to further domestic presence
Ability to meet student needs online and on-ground…
Ability to meet student needs online and on-ground…

Strong Balance Sheet
Strong Balance Sheet
Flexibility to absorb challenges along the way…
Flexibility to absorb challenges along the way…
/1 Free Cash Flow = Operating Cash Flow less Capital Expenditures

Proven Growth Capability Proven Growth Capability

Transformation Underway…
Transformation Underway…
Unsustainable growth
Low margins
Sustainable growth
Margin expansion
. . . Unlocking sustainable growth potential
. . . Unlocking sustainable growth potential
Improve
Organizational
Effectiveness
Targeted
Growth
Strategies
Reputation Overhang Reputation Overhang
Inefficient Brand Inefficient Brand
Structure Structure
Independent Independent
Institutions/ Operations Institutions/ Operations
Performance Variability Performance Variability
2007 and Before
2010+
Optimize
Value
Proposition
Strong Reputation
Highly
Differentiated
Brands
Leverage Scale
Consistent High
Performance
Re-Build
Reputation
Create Strategic
Business Units
New Leadership
Centralize Support
Activities
Teach-Out
Unprofitable Schools
Brand
Development /
Rationalization
Improve
Marketing &
Admissions
Efficiency
Re-Invest in
Student
Experience

Strategic Business Units
Strategic Business Units
International
International
Health
Education
Health
Education
University
University
TM
Core
Institutions
Total
Brands
3 4 2
Enrollment /1
44,800 17,200 9,700
% Online
77% - -
Ground
Locations
11 24
Art &
Design
Art &
Design
5
14,000
4%
14
Culinary
Arts
Culinary
Arts
2
10,300
-
16 11
TM
As of October 31, 2008

2008: Nine Months Results
2008: Nine Months Results
Segment
Performance
Versus Plan Comment
Health
+
Strong organic start growth
International
+
University
=
CTU: double digit start and population growth
AIU: stabilizing
Culinary
-
Transition to new student loan environment…
new process in place
Art & Design
-
Transitional
Schools
+
Accelerated progress
CEC TOTAL
=
2008 On Plan

Growth Strategy
Growth Strategy
Technology
Consolidate
Strengthen
local
relationships
Retention
and
placement
Align
Leverage
quality and
diversity
Longer
Programs
Consolidate
Leverage
Brand
consolidation
Art &
Design
Art &
Design
Culinary
Arts
Culinary
Arts
Health
Education
Health
Education
University
University
Brand
Strategy
Marketing
Focus
Student
Experience
Online
New
Locations
New
Programs
Local
support
Optimize
Renewal
Optimize
Value
Proposition
Growth
Strategies

Financial Expectations
Financial Expectations
($ millions)
($ millions)
2007
Pro Forma
2010
Milestone
Revenue
Revenue
$1,635
$1,635
6% -
6% -
8%
8%
CAGR
CAGR
$1,950 -
$1,950 -
$2,050
$2,050
Operating Income
Operating Income
$151
$151
Low to Mid
Low to Mid
Teens
Teens
$225 -
$225 -
$270
$270
Transitional
Transitional
Schools
Schools
Operating
Operating
Income
Income
($86)
($86)
N/A
N/A
($10 -
($10 -
$20)
$20)
Total
Total
$65
$65
$210 -
$210 -
$255
$255
Est. Free Cash Flow
Est. Free Cash Flow
$166
$166
$195 -
$195 -
$235
$235

Summary
Summary
Leverage-able competitive strengths
Leverage-able competitive strengths
Transformation well underway
Transformation well underway
Strategies in place to deliver sustainable earnings
Strategies in place to deliver sustainable earnings
growth
growth
Performance on track in 2008
Performance on track in 2008